NEWS RELEASE CONTACTS: Media: Investor Relations: CorporateCommunications@uss.com InvestorRelations@uss.com UNITED STATES STEEL CORPORATION MAKES SIGNIFICANT OPERATIONAL ADJUSTMENTS TO ADVANCE “BEST OF BOTH” STRATEGY • No employees affected before April 2020 as a result of this decision • Significant employee benefits and support: https://greatlakes.uss.com/ • Aligns with multi-billion-dollar investments in the United States to create a secure future with sustainable jobs PITTSBURGH, Dec. 19, 2019 – United States Steel Corporation (NYSE: X) today announced additional actions to competitively position the company for the future. These actions advance the company’s “best of both” strategy and better align the company around three core assets within its North American Flat-Rolled operating segment. U. S. Steel intends to indefinitely idle a significant portion of its Great Lakes Works operation near Detroit, Mich. The company expects to begin idling the iron and steelmaking facilities on or around April 1, 2020, and the Hot Strip Mill rolling facility before the end of 2020. This decision is another step to advance U. S. Steel’s strategy to become a world-competitive, “best of both” company by combining leading integrated and mini-mill steel technology. The decision also illustrates U. S. Steel’s capacity to be nimble and accelerate key aspects of its strategy when market conditions warrant. The company’s strategy is focused on three core assets within its North American Flat-Rolled segment designed to deliver cost or capability differentiation. The “best of both” strategy is highlighted by the following investments announced earlier this year: the more than $1 billion endless casting and rolling and cogeneration projects at Mon Valley Works in Pennsylvania, the $750 million in the hot strip mill and other projects at Gary Works in Indiana, and Big River Steel in Arkansas, which is the nation’s first LEED certified steel mill. U. S. Steel ultimately intends to fully acquire Big River Steel by exercising its call option for the remaining equity within the next four years. These strategic “best of both” investments, along with projects such as the $280 million electric arc furnace being built at U. S. Steel’s Fairfield Tubular Operations in Alabama, are already creating construction jobs now and building a future that ensures more secure, sustainable jobs for the company’s employees. They also help the company reach its voluntary goal of a 20-percent reduction in greenhouse gas emissions intensity by 2030. ©2019 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE The company currently expects to continue operating the following areas at Great Lakes Works in line with customer demand: the Pickle Line, Cold Mill, Sheet Temper Mill, Continuous Galvanizing Line (CGL), Annealing, and Warehouses. Commenting on this decision, U. S. Steel President and Chief Executive Officer David B. Burritt said the following: “In order to further accelerate our strategy of creating a world-competitive ‘best of both’ U. S. Steel, we must make deliberate but difficult operational decisions. In this case, current market conditions and the long-term outlook for Great Lakes Works made it imperative that we act now, allowing us to better align our resources to deliver cost or capability differentiation across our footprint. Transitioning production currently at Great Lakes Works to Gary Works will enable increased efficiency in the use of our assets, improve our ability to meet our customers’ needs for sustainable steel solutions and will help our company get to our future state faster.” The company is working closely with its customers to deliver high-quality products and service as the company takes this important step to improve its global competitiveness. The company will be issuing Worker Adjustment and Retraining Notification (WARN) Act notices to approximately 1,545 employees at Great Lakes Works, although we anticipate the final number of employees who will be impacted by the idling will be lower. The United Steelworkers have been notified of this decision, and the company will remain in contact with them as it determines staffing needs at the portions of the facility that will remain operational. Information about the benefits and support that will be available to affected employees can be found at https://greatlakes.uss.com/. “We are conscious of the impact this decision will have on our employees, their families, and the local community, and we are announcing it now to provide them with as much time as possible to prepare for this transition,” Burritt said. “These decisions are never easy, nor are they taken lightly. However, we must responsibly manage our resources while also strengthening our company’s long-term future – a future many stakeholders depend on. We will be taking steps in the weeks and months ahead to assist impacted employees by providing additional education about benefits available through our company, as well as community resources.” Forward-Looking Statements This release contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward- looking statements in those sections. Generally, we have identified such forward-looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, anticipated cost savings, potential capital and operational cash improvements, statements about proposed investments, U. S. Steel’s future ability or plans to take ownership of the Big River Steel joint venture as a wholly owned subsidiary, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward- looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. ©2019 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from the Company's historical experience and our present expectations or projections. These risks and uncertainties include but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q for the quarter ended September 30, 2019, and those described from time to time in the Company’s future reports filed with the Securities and Exchange Commission. -oOo- 2019-041 United States Steel Corporation, headquartered in Pittsburgh, Pa., is a leading integrated steel producer and Fortune 250 company with major operations in the United States and Central Europe. For more information about U. S. Steel, please visit www.ussteel.com. ©2019 U. S. Steel. All Rights Reserved www.ussteel.com

NEWS RELEASE ©2019 U. S. Steel. All Rights Reserved www.ussteel.com